Cincinnati Bell First Quarter 2019 Results May 8, 2019

Safe Harbor This presentation may contain “forward-looking” statements, as defined in federal securities laws including the Private Securities Litigation Reform Act of 1995, which are based on our current expectations, estimates, forecasts and projections. Statements that are not historical facts, including statements about the beliefs, expectations and future plans and strategies of the Company, are forward-looking statements. Actual results may differ materially from those expressed in any forward-looking statements. The following important factors, among other things, could cause or contribute to actual results being materially and adversely different from those described or implied by such forward-looking statements including, but not limited to: those discussed in this release; we operate in highly competitive industries, and customers may not continue to purchase products or services, which would result in reduced revenue and loss of market share; we may be unable to grow our revenues and cash flows despite the initiatives we have implemented; failure to anticipate the need for and introduce new products and services or to compete with new technologies may compromise our success in the telecommunications industry; our access lines, which generate a significant portion of our cash flows and profits, are decreasing in number and if we continue to experience access line losses similar to the past several years, our revenues, earnings and cash flows from operations may be adversely impacted; our failure to meet performance standards under our agreements could result in customers terminating their relationships with us or customers being entitled to receive financial compensation, which would lead to reduced revenues and/or increased costs; we generate a substantial portion of our revenue by serving a limited geographic area; a large customer accounts for a significant portion of our revenues and accounts receivable and the loss or significant reduction in business from this customer would cause operating revenues to decline and could negatively impact profitability and cash flows; maintaining our telecommunications networks requires significant capital expenditures, and our inability or failure to maintain our telecommunications networks could have a material impact on our market share and ability to generate revenue; increases in broadband usage may cause network capacity limitations, resulting in service disruptions or reduced capacity for customers; we may be liable for material that content providers distribute on our networks; cyber attacks or other breaches of network or other information technology security could have an adverse effect on our business; natural disasters, terrorists acts or acts of war could cause damage to our infrastructure and result in significant disruptions to our operations; the regulation of our businesses by federal and state authorities may, among other things, place us at a competitive disadvantage, restrict our ability to price our products and services and threaten our operating licenses; we depend on a number of third party providers, and the loss of, or problems with, one or more of these providers may impede our growth or cause us to lose customers; a failure of back-office information technology systems could adversely affect our results of operations and financial condition; if we fail to extend or renegotiate our collective bargaining agreements with our labor union when they expire or if our unionized employees were to engage in a strike or other work stoppage, our business and operating results could be materially harmed; the loss of any of the senior management team or attrition among key sales associates could adversely affect our business, financial condition, results of operations and cash flows; our debt could limit our ability to fund operations, raise additional capital, and fulfill our obligations, which, in turn, would have a material adverse effect on our businesses and prospects generally; our indebtedness imposes significant restrictions on us; we depend on our loans and credit facilities to provide for our short-term financing requirements in excess of amounts generated by operations, and the availability of those funds may be reduced or limited; the servicing of our indebtedness is dependent on our ability to generate cash, which could be impacted by many factors beyond our control; we depend on the receipt of dividends or other intercompany transfers from our subsidiaries and investments; the trading price of our common shares may be volatile, and the value of an investment in our common shares may decline; the uncertain economic environment, including uncertainty in the U.S. and world securities markets, could impact our business and financial condition; our future cash flows could be adversely affected if we are unable to fully realize our deferred tax assets; adverse changes in the value of assets or obligations associated with our employee benefit plans could negatively impact shareowners’ deficit and liquidity; third parties may claim that we are infringing upon their intellectual property, and we could suffer significant litigation or licensing expenses or be prevented from selling products; third parties may infringe upon our intellectual property, and we may expend significant resources enforcing our rights or suffer competitive injury; we could be subject to a significant amount of litigation, which could require us to pay significant damages or settlements; we could incur significant costs resulting from complying with, or potential violations of, environmental, health and human safety laws; the possibility that the expected synergies and value creation from our acquisition of Hawaiian Telcom will not be realized or will not be realized within the expected time period; the risk that the businesses of the Company and Hawaiian Telcom will not be integrated successfully; the risk that unexpected costs will be incurred; and the other risks and uncertainties detailed in our filings with the SEC, including our Form 10-K report, Form 10-Q reports and Form 8-K reports. These forward-looking statements are based on information, plans and estimates as of the date hereof and there may be other factors that may cause our actual results to differ materially from these forward-looking statements. We assume no obligation to update the information contained in this release except as required by applicable law. 2

Non-GAAP Financial Measures This presentation contains information about adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), Adjusted EBITDA margin, net debt, net income (loss) applicable to common shareholders excluding special items and free cash flow. These are non-GAAP financial measures used by Cincinnati Bell management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of these non-GAAP financial measures to comparable GAAP financial measures have been included in the tables distributed with this release and are available in the Investor Relations section of www.cincinnatibell.com within the Investor Relations section. 3

Call Participants Leigh Fox President and CEO, Cincinnati Bell Andy Kaiser CFO, Cincinnati Bell 4

First Quarter 2019 Highlights Key Financial Metrics Total Revenue Adjusted EBITDA ($ in millions) $380 ($ in millions) $8 $98 $14 $8 $14 $10 $296 $136 $79 $85 $128 $85 $12 $128 $72 $66 $73 $91$67 $250 $181 $174 $70 $174$181 $174 -$6 -$6 $-3 -$3 1Q18 1Q19 1Q18 1Q19 Entertainment & Communications IT Services & Hardware Intersegment Entertainment & Communications IT Services & Hardware Corporate Entertainment & Communications IT Services & Hardware Hawaiian Telcom Cincinnati Fioptics Communications 1Q19 Results Revenue of Revenue of Adjusted 616,100 244,482 Revenue of EBITDA of $87M addresses $47M Hosted $87M UCaaS $24M +5% y/y +17% y/y +6% y/y Profiles(1) = q/q = q/q 1. Beginning 3Q 2018, includes Hosted UCaaS Profiles for Hawaiian Telcom 5 Page 5

Entertainment & Communications Segment Results Segment Revenue Elements Legacy ($ in millions) Consumer/SMB Cincinnati Hawaii Total 44% Fiber Revenue $170 $80 $250 44% Adj. EBITDA $67 $24 $91 Strategic Revenue Enterprise Adj. EBITDA with39% breakdown 30% 36% Fiber margin for 2 segments 12% Highlights Revenue by Market • In Cincinnati— ($ in millions) Cincinnati Hawaii Total ⁻ Fioptics internet revenue increased 9% year-over-year Consumer/SMB $87 $23 $110 ⁻ Fioptics FTTP internet net activations totaled 6,100 more Fiber than offsetting legacy declines Enterprise Fiber 21 9 30 • In Hawaii— ⁻ Consumer/SMB Fiber revenue increased 4% sequentially Legacy 62 48 110 ⁻ Consumer/SMB FTTP internet net activations totaled 1,100 during the quarter, increasing penetration to 31% Total $170 $80 $250 6 Page 6

Strong Demand for Fiber-to-the-Premise Consumer / SMB Fiber Consumer / SMB Fiber Cincinnati – Fioptics FTTP Internet 1Q19 Y/Y Subscribers (in thousands) Addresses (in thousands) • Penetration 43% = 168 73 • ARPU $52 67 • Churn 1.5% $235 Hawaii – Consumer/SMB Fiber Internet 214$214 235 478 48 441 1Q19 Q/Q 233 243 30 140 139 108 • Penetration 28% = 146 102107 139 109 • ARPU $40 1Q18 1Q19 1Q18 1Q19 • Churn(3) 1.9% (1) (2) Hawaii Hawaii • Cincinnati Fioptics FTTP is available to 477,600 addresses, or approximately CBB continues to win with 60% of Greater Cincinnati fiber-to-the-premise in a • Consumer/SMB FTTP is available to 168,100 homes and businesses in competitive environment Hawaii, or approximately 35% of the state 1. FTTP: fiber-to-the-premise 2. FTTN: fiber-to-the-node 3. Represents total internet churn 7 Page 7

IT Services & Hardware Segment Results Segment Revenue Elements Infrastructure ($ in millions) 1Q19 Y/Y(1) Solutions 19% Consulting Revenue $136 9% 29% Adj. EBITDA $10 = Cloud Communications Adj. EBITDA margin 7% -55 bps 18% 34% Highlights Revenue by Practice Elements ($ in millions) 1Q19 Y/Y • Strong Consulting revenue with billable resources up 17% compared to the prior year Consulting $39 24% • Continued momentum for Communications practice– strategic Cloud 24 29%(1) year-over-year revenue growth of 28%, more than offset legacy declines Communications 47 17% • Hawaiian Telcom contributed revenue totaling $9M in 1Q 2019 Infrastructure 26 -23% Solutions Total $136 9% 1. Excludes insourcing initiatives from a large customer– certain cloud revenue from this customer totaled $4M for 1Q 2019, generating Adjusted EBITDA of $3M; compared to 1Q 2018, in which certain cloud revenue from the customer totaled $7M resulting in Adjusted EBITDA of $5M 8 Page 8

Continued Momentum in Communications Communications Revenue Communications Metrics (q/q) Highlights ($ in millions) $47 • Secured multi-year NaaS engagements during $41 $6 2,550564 Locations the first quarter of 2019, resulting in $21 SD-WAN approximately $5M in $25 1,002 locations total contract value “Americas Partner of Hosted UCaaS (1) $20 244,482 the Year in the VMware $16 Profiles SD-WAN” by VeloCloud Solution category 1Q18 1Q19 Strategic Legacy Hawaiian Telcom Trusted provider of Voice services for more than 100 years 1. Includes Hosted UCaaS Profiles for Hawaiian Telcom totaling 24,000 9 Page 9

Capital Expenditures ($ in millions) Capital Expenditures • Invested $30M in Cincinnati 1Q19 FY 2019 Y/Y Actuals Guidance Fioptics and Hawaii Construction $9 $3 $20 – $25 Consumer/SMB Fiber during 1Q Installation 12 4 45 2019 Other 2 -2 15 Consumer/SMB Fiber $23 $5 $80 – $85 ― Passed an additional 5,300 fiber-to-the-premise doors in Total IT ServicesEnterprise & Hardware Fiber 2 -2 15 6 - 40 Cincinnati and 1,100 in $6 Maintenance Total E&C - Cincinnati $31 $3 $135 – $140 Hawaii $12 $35 - $40 • Enterprise Fiber and IT Services and Hardware capital Total IT Services & Hardware $6 - $20 – $25 expenditures represent success- based projects Total Hawaiian Telcom $20 $20 $60 – $70 Total $57 $23 $215 – $235 10 Page 10

Free Cash Flow & Capital Structure ($ in millions) Free Cash Flow Capital Structure(3) Q1 Y/Y 2019 Change Adjusted EBITDA (Non-GAAP) $98 $19 • Strong liquidity of $190M as of March 31, 2019 Interest Payments (34) (7) Pension and OPEB Payments (3) - • No significant maturities until 2024 Restructuring & Severance related payments (7) - Transaction and Integration Costs (2) - • Gross Net Operating Loss carryforward of Working Capital and Other 5 (14) approximately $710M Cash Provided by Operating Activities (GAAP) $57 ($2) Capital expenditures (57) (23) Restructuring & severance related payments 7 - $597 Preferred stock dividends (3) - Transaction and Integration Costs 2 - Other - (1) Free Cash Flow (Non-GAAP) $6 ($26) $625 $350 Net Debt 4.6x 4.7x (1) (2) $176 Net Leverage Net Leverage $15 $22 $88 $1,914 $1,928 Bonds Term Loan B AR Facility Credit Agreement - Revolver 4Q18 Proforma 1Q19 Proforma 1. Calculated as 4Q 2018 net debt divided by the sum of 2018 Adjusted EBITDA plus Hawaiian Telcom year-to-date June 30, 2018 results (prior to close of merger) 2. Calculated as 1Q 2019 net debt divided by the sum of LTM Adjusted EBITDA plus Hawaiian Telcom 2Q 2018 results (prior to close of merger) 3. Graph excludes other financing lease arrangements and capital leases 11 Page 11

2019 Outlook Cincinnati Bell’s 2019 Guidance assumes: Company 2019 Guidance • Hawaiian Telcom expected to grow 5% – 10% on an Revenue $1,515M – $1,575M annual basis as compared to 2018 Adjusted EBITDA $400M – $410M • Conservative estimate of $15M – $20M decline in Adjusted EBITDA as compared to 2018 due to additional insourcing at one of our largest customers Hawaiian Telcom Contributions Selected 2019 Free Cash Flow Items included in the Company Targets Revenue $350M – $360M Capital Expenditures $215M – $235M Adjusted EBITDA $95M – $100M Interest payments $130M – $140M Capital Expenditures $60M – $70M Pension and OPEB payments $15M – $20M 12 Page 12

Appendix Contains Cincinnati BellSM confidential information. Not for external use or disclosure without permission.

Consolidated Results ($ in millions, except per share amounts) Three Months Ended March 31, 2019 2018 Revenue $ 379.6 $ 295.7 Costs and expenses Cost of services and products 197.7 149.4 Selling, general and administrative 86.1 68.4 Depreciation and amortization 79.4 51.2 Restructuring and severance related charges 3.3 0.3 Transaction and integration costs 3.0 2.2 Operating income 10.1 24.2 Interest expense 35.1 30.8 Other components of pension and postretirement benefit plans expense 2.6 3.3 Other expense (income), net (1.0) (0.4) Loss before income taxes (26.6) (9.5) Income tax expense (benefit) 0.3 (1.2) Net loss (26.9) (8.3) Preferred stock dividends 2.6 2.6 Net loss applicable to common shareowners $ (29.5) $ (10.9) Basic and diluted net loss per common share $ (0.59) $ (0.26) Weighted average common shares outstanding (in millions) – Basic 50.3 42.3 – Diluted 50.3 42.3 14 Page 14